                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY


                                    AMENDMENT dated as of December 7, 2000 (this
                           "Amendment"), to the credit agreement dated as of January 7, 2000, among iXL ENTERPRISES, INC., a Delaware corporation (the "Borrower"), the lenders party thereto (the "Lenders"), and THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Administrative Agent").

                  A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower.

                  B. The Borrower has requested that the Required Lenders and the Administrative Agent agree to amend certain provisions of the Credit Agreement, as hereinafter provided.

                  C. The undersigned Lenders and the Administrative Agent are willing to amend the Credit Agreement, in each case pursuant to the terms and subject to the conditions set forth herein.

                  D. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

                  Accordingly, the parties hereto agree as follows:

                  SECTION 1. Amendment of Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by:

                  (a) revising the definition of "Borrowing Base" to read in its entirety as follows:

                           "Borrowing Base" means an amount equal to the Billed
                  Receivable Availability. The Borrowing Base shall be computed as of the end of each fiscal month and at such other times as may be reasonably requested by the Collateral Agent; provided that the Borrowing Base in effect at any time shall be determined by reference to the most recent Borrowing Base Certificate delivered to the Administrative Agent, absent any error in such Borrowing Base Certificate. Standards for calculation of the Borrowing Base may be fixed from time to time solely by the Administrative Agent in the exercise of its reasonable judgment, with any changes in such standards to be effective 30 days after delivery of notice thereof to the Borrower; provided, however that the Administrative Agent shall obtain the prior written consent of the Required Lenders to any such change with has the effect of increasing the amount of the Borrowing Base."; and

                  (b) deleting the definitions "Eligible Unbilled Accounts," "Unbilled Receivable Availability" and "Video Equipment Valuation."

                  SECTION 2. Amendment of Section 4.02. Section 4.02 of the Credit Agreement is hereby amended to insert the following new clause
         (g) immediately after clause (f) thereof

                  "(g) After giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, the Borrower shall be in compliance with Section 6.17."

                  SECTION 3. Amendment to Section 6.05. Section 6.05 of the Credit Agreement is hereby amended (i) to delete the word "and" immediately after clause (c) thereof; (ii) to delete the period (".") now appearing at the end of clause (d) and substituting the phrase "; and" therefor; and (iii) to insert the following new clause (e) immediately after clause (d) thereof:

                  "(e) sales, transfers and dispositions of Equity Interests; provided that such sale, transfer or disposition shall be approved by the Borrower's board of directors or by the Required Lenders; provided further that upon the sale, transfer or disposition of any such Equity Interests, the Administrative Agent shall effectuate the prompt release of any lien on such Equity Interests and prompt delivery of any documents pledged to the Administrative Agent with respect to such Equity Interests."

                  SECTION 4. Amendment of Section 6.13. Section 6.13 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "SECTION 6.13. Capital Expenditures. The Borrower will not permit the aggregate amount of Capital Expenditures in any fiscal year to exceed (i) the Budgeted Amount in the fiscal year ending December 31, 2000 and (ii) $30,000,000 in the fiscal year ending December 31, 2001."

                  SECTION 5 Amendment of Section 6.14. Section 6.14 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "SECTION 6.14. Minimum Consolidated EBITDA. The Borrower will not permit Consolidated EBITDA for any of the following periods ending on any date set forth below to be less than the amount set forth below opposite such date:


               Date                                       Amount
               ----                                       ------
       Twelve Months Ending December 31, 2000           -65,000,000
       Twelve Months Ending March 31, 2001              -60,000,000
       Twelve Months Ending June 30, 2001               -50,000,000


       Twelve Months Ending September 30, 2001          -10,000,000
       Twelve Months Ending December 31, 2001            40,000,000

                  SECTION 6. Addition of Section 6.17. Article VI of the Credit Agreement is hereby amended by adding a new Section 6.17 as follows:

                  "SECTION 6.17. Minimum Liquidity. The Borrower will not on any date permit the sum of (a) the aggregate Revolving Commitments of the Lenders minus the aggregate Revolving Exposures of the Lenders on such date and (b) cash and cash equivalents owned by the Borrower on such date to be less than $30,000,000."

                  SECTION 7. Amendment of Exhibit G to the Credit Agreement. Exhibit G to the Credit Agreement is hereby replaced in its entirety with Exhibit G hereto.

                  SECTION 8. Amendment of Exhibit H to the Credit Agreement. The Credit Agreement is hereby amended by adding a new Exhibit H to the Credit Agreement in the form of Exhibit H hereto.

                  SECTION 9. Amendment of Exhibit I to the Credit Agreement. The Credit Agreement is hereby amended by adding a new Exhibit I to the Credit Agreement in the form of Exhibit I hereto.

                  SECTION 10 Waiver; Suspension of Future Borrowings. Upon the effectiveness of this Amendment, the Required Lenders hereby waive any Event of Default resulting from a failure to comply with Section 6.14 of the Credit Agreement in respect of the period of twelve months ended September 30, 2000. Until the date on which the Borrower supplies the Administrative Agent and its counsel with (i) all information, financing statements and other documents required in order to effect all UCC fixture filings required under the Loan Documents, and such filings have been made and (ii) a fully executed custody and control agreements securing the Borrower's depository and investment accounts with Donaldson, Lufkin & Jenrette in accordance with the Loan Documents, the Borrower shall not be allowed to request Borrowings or the issuance of Letters of Credit under the Credit Agreement, and any such request shall be of no effect.

                  SECTION 11. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except (i) for Sections 3.04(d) and 3.11 and (ii) to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default (other than as described in Section 7 above) has occurred and is continuing.

                  SECTION 12. Fees. The Borrower hereby agrees to pay to the Administrative Agent on the effective date of this Amendment for the account of each Lender the fees separately agreed to by the Borrower and the Administrative Agent and notified to the Lenders. Such fees will be payable by wire transfer of immediately available funds. Once paid, no portion of such fees shall be refundable.

                  SECTION 13. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction of the following conditions:

                           (a) the Administrative Agent shall have received
                  counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and the Required Lenders;

                           (b) The Borrower shall have delivered to the
                  Administrative Agent and each Lender a Borrowing Base Certificate (in the form of Exhibit G hereto) as of October 31, 2000 together with the other certificates and supporting documentation required by Section 5.01(f) of the Credit Agreement, except to the extent otherwise agreed upon between the Administrative Agent and the Borrower; and

                           (c) The Borrower shall have paid all amounts payable
                  to the Administrative Agent, the Collateral Agent and their counsel pursuant to Section 9.03(a) of the Credit Agreement, to the extent such amounts have been invoiced.

                  SECTION 14. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the effective date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

                  SECTION 15. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  SECTION 16. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 17. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  SECTION 18. Expenses. The Borrower agrees to reimburse the Administrative Agent for all out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                     iXL ENTERPRISES, INC.,

                                       by  /s/ Michael J. Casey
                                           ------------------------------------
                                           Name: Michael J. Casey
                                           Title: EVP & CFO

                                     THE CHASE MANHATTAN BANK, individually
                                     and as Administrative Agent,

                                       by  /s/ Edmond DeForest
                                           ------------------------------------
                                           Name: Edmond DeForest
                                           Title: Vice President

                                     FIRST UNION NATIONAL BANK,

                                       by
                                           ------------------------------------
                                           Name:
                                           Title:

                                     FIRST HAWAIIAN BANK,

                                       by  /s/ Donald C. Young
                                           ------------------------------------
                                           Name: Donald C. Young
                                           Title: Senior Vice President

                                     GENERAL ELECTRIC CAPITAL
                                     CORPORATION,


                                       by  /s/ Stephen W. Hipp
                                           ------------------------------------
                                           Name: Stephen W. Hipp
                                           Title: Vice President



                                    ABN AMRO,

                                       by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                                       Exhibit G

                              iXL Enterprises, Inc.
                  Form of Monthly Borrowing Base Certificate(*)
                               For the Month Ended


 A.   Billed Receivable Availability
      (from page 2 of 3)                                  $_______


 B.   Lower of:

          Borrowing Base (line A)                         $________

                                                                      $________

          Revolving Commitment                            $________

 C.   Aggregate principal amount of all Revolving Loans
      outstanding                                         $________

 D.   LC Exposure                                         $________


 E.   Revolving Exposure (lines C + D)                              $________

 F.   Excess Availability
      (line B minus line E, if positive number)                      $________

 G.   Mandatory prepayment
      (line B minus line E, if negative number)                      $________


Officer's Certification:

Pursuant to the Credit Agreement dated as of January 7, 2000 (capitalized terms used herein shall have the meaning assigned to such terms in the Credit Agreement), the undersigned certifies that the information provided in this certificate to The Chase Manhattan Bank, as Administrative Agent, is accurate and complete based on the accounting records of iXL Enterprises, Inc.


--------------------------------             ----------------------------------
Signature & Title                            Date
                 ---------------                 -----------


-------------------------------

  (*) The Borrowing Base Certificate is to be accompanied by documentation outlined in Schedule 1 to Exhibit G.

                              iXL Enterprises, Inc.
                  Form of Monthly Borrowing Base Certificate(*)
                               For the Month Ended


                                                      Advance
                                                      Total             Rate Availability
Total billed A/R per invoice date
agings:                                               ____________(a)

Less ineligible billed A/R:
  Sole lawful and absolute title                      ___________
  Unapplied cash                                      ___________
  Intercompany/affiliate/related party                ___________
  >90 days old/>60 days past due                      ___________
  50% cross age                                       ___________
  Deferred revenue                                                      ___________
  Contra or offsetting payable                                          ___________
  Disputed accounts/chargebacks                       ___________
  Insolvent account debtor                            ___________
  Foreign                                             ___________
  Repurchase or return arrangements
    (e.g. bill and hold, consignment, etc.)                             ___________
  Government                                          ___________
  Customer deposit/retainage                          ___________
  No valid and perfected first
    priority security interest                        ___________
  Credit reclass                                      ___________
  Concentration cap at 25%                            ___________
  Other (to comply with terms of
    Credit Agreement)                                 ___________
Total ineligible billed A/R                           ___________

Eligible Billed A/R                                   ___________75%    ___________


---------------

         (*)   The Borrowing Base Certificate is to be accompanied by
documentation outlined in Schedule 1 to Exhibit G.

         (a) Amount must agree to Total Company amount on Monthly Activity Report (page 3).

                              iXL Enterprises, Inc.
                  Form of Monthly Borrowing Base Certificate(*)
                       Monthly Billed A/R Activity Report
                       For the Month Ended _______________

                    Accounts Receivable
                        locations (b)

                                                               Total Company

        Beginning billed A/R                 _____________     _______________
+       Gross sales                          _____________     _______________
-       Collections/cash receipts            _____________     _______________
-       Credits                              _____________     _______________
-       Allowances                           _____________     _______________
-       Discounts                            _____________     _______________
-       Write-offs                           _____________     _______________
+       Other debit adjustments              _____________     _______________
-       Other credit adjustments             _____________     _______________
=       Ending billed A/R                    _____________     _______________(c)

---------------

         (*) The Borrowing Base Certificate is to be accompanied by documentation outlined in Schedule 1 to Exhibit G.

         (b) Rollforward must be prepared for each Accounts Receivable location, including Atlanta, Boston, Charlotte, Chicago, Denver, Los Angeles, Memphis, New York, Richmond, San Diego, San Francisco, Wakefield and Washington, D.C.

         (c) Amount must agree to total billed A/R on Borrowing Base Certificate (Page 1).

                                                         Schedule 1 to Exhibit G

                                  iXL Enterprises, Inc.
                                 Reporting Requirements

         The information detailed below is to be submitted for each office and location of iXL Enterprises, Inc. (including Atlanta, Boston, Charlotte, Chicago, Denver, Los Angeles, Memphis, New York, Richmond, San Diego, San Francisco, Wakefield and Washington, D.C.) on the 20th day following the end of each calendar month.

         1. Borrowing Base Certificate in the form of Exhibit G, including billed A/R rollforward per the Monthly Activity Report (Exhibit G, page 2).

         2. Supporting documentation and detailed schedules related to the calculation of ineligibles and reserves.

         3. Supporting documentation for the Monthly Activity Report (Exhibit G, page 2), as follows:

                  -        Total page of invoice (sales/billing) register

                  -        Total page of cash receipts journal

                  - Total page of credit and adjustments register (should include credit memos issued, write-offs, returns, discounts and other credit adjustments)

         4.       Billed A/R aging by customer for each Accounts Receivable
                  Subsidiary.

         5.       Reconciliation of billed A/R aging reports to general ledger.

         6. Analysis of deferred revenue for each Accounts Receivable Subsidiary by contract/project with comparison to the respective customer's aggregate billed A/R balance.

         7.       Accounts payable agings for each Accounts Receivable
                  Subsidiary.

         8. Contract profitability analysis for the ten largest projects (based on revenue) for each Accounts Receivable subsidiary. (Note: this analysis is required only for the subsidiaries for which it is available.)

Submit to:

The Chase Manhattan Bank

               Collateral Agent Services Group
                      270 Park Avenue, 29th Floor
                      New York, NY 10017
                      Attention:  Rebeca Gontaryk, AT
                      Tel.: 212-270-6265
                      Fax:  212-270-7449

                                                                       EXHIBIT H

                                     FORM OF
                                BORROWING REQUEST

The Chase Manhattan Bank, as Administrative
Agent for the Lenders referred to below, 1 Chase Manhattan Plaza
New York, New York 10081

Attention of [      ]
                                                                          [Date]

Ladies and Gentlemen:

         The undersigned, iXL Enterprises, Inc., a Delaware corporation (the "Borrower"), refers to the Credit Agreement dated as of January 7, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the lenders party thereto (the "Lenders") and The Chase Manhattan Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives you notice pursuant to Section 2.02 of the Credit Agreement that it requests a Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:

(A) Date of Borrowing
    (which is a Business Day)
                             -----------------------

(B) Principal Amount of
    Borrowing (1)
                             -----------------------


---------------------
(1) Not less than $1,000,000 and in an integral multiple of $1,000,000 for Eurodollar Borrowings and not less than $100,000 and in an integral multiple of $100,000 for ABR Borrowings, but in any event not exceeding, as applicable, the available Commitment.

(C)      Interest rate basis (2)

(D)      Interest Period and the last day thereof (3)

(E) Funds are requested to be disbursed to the Borrower's account with The Chase Manhattan Bank (Account No. ).

         If the sum of the following calculations (as calculated giving effect to the Borrowing proposed by this Borrowing Request) do not equal at least $30,000,000, the Borrower may not make any Borrowings under the Credit Agreement, and this Borrowing Request shall be null and void.

The aggregate Revolving Commitments of the Lenders
(or, if the most recently calculated Borrowing Base is lower than the aggregate Revolving Commitments, the Borrowing Base): $________

minus the aggregate Revolving Exposures of the Lenders:              -$________

plus the cash and cash equivalents owned by the Borrower:            +$________



  Upon acceptance of any or all of the Loans offered by the Lenders in response to this request, the Borrower shall be deemed to have represented and warranted that the relevant conditions to lending specified in Article III of the Credit Agreement have been satisfied.

                                                 iXL Enterprises, Inc.,

                                                 by:
                                                    ---------------------------
                                                     Name:
                                                     Title:

--------------------------
(2)      Specify (a) Eurodollar Borrowing or (b) ABR Borrowing.

(3) Which shall be subject to the definition of "Interest Period" and end not later than the applicable maturity date.

                                                                       EXHIBIT I


                                     FORM OF
                           APPLICATION FOR STANDBY LC

THIS APPLICATION IS SUBJECT TO AND GOVERNED BY THE CONTINUING AGREEMENT FOR COMMERCIAL & STANDBY LETTERS OF CREDIT DATED SEPTEMBER , 2000, BETWEEN THE UNDERSIGNED AND THE CHASE MANHATTAN BANK (the "CONTINUING AGREEMENT").

                                   APPLICATION

TO:    THE CHASE MANHATTAN BANK
       Attention: Standby Letter of Credit Department
       4 Chase Metrotech Center, 8(th) Floor
       Brooklyn, New York  11245
       ("Issuer")

THE UNDERSIGNED HEREBY REQUEST(S) THAT YOU ISSUE YOUR IRREVOCABLE LETTER OF CREDIT BY:

[ ]  Airmail    [ ]  Teletransmission (Specify means_______)    [ ]  Courier Service

IN FAVOR OF:                        TO BE ADVISED THROUGH:              [ ] L/C to be confirmed
                                                                        by Advising Bank

-------------------------           -----------------------

-------------------------           -----------------------

-------------------------           -----------------------

-------------------------           -----------------------
    ("Beneficiary")

By order of
            -------------------------------------------
                          ("Applicant")

For account of
               ----------------------------------------
                          ("Account Party")

Up to an aggregate amount of _____________  [ ]  If not USD Indicate Currency
_______________

Available by (Indicate A or B but not both):

[ ] A. Drafts at sight drawn on you or your correspondent when accompanied by the following documents:

BENEFICIARY'S DATED STATEMENT PURPORTEDLY SIGNED BY ONE OF ITS OFFICIALS READING AS FOLLOWS:

_________________________________________________________

_________________________________________________________

_________________________________________________________

_________________________________________________________

_________________________________________________________


[ ]  B. Authenticated Teletransmission or Swift Demand to the Issuer stating:

EXPIRATION DATE:
Drafts and documents must be dated and presented to, or Tested Telex Demand received by, the Issuer at the address set forth above not later than
_________________.

[ ] Letter of Credit to obtain "Evergreen" clause with no less than __ days'
    notice of non-renewal to the Beneficiary.
[ ] Final Expiration date for Automatic Extension Clause _____________________
    (Indicate final date if applicable)
[ ] Partial drawings prohibited.
[ ] Letter of Credit is Transferable

Unless otherwise stated herein, the negotiating/paying bank (if any) is authorized to send all documents to you in one airmail or courier service, if available.

[ ] Credit is Subject to ISP unless box is checked, whereby it shall be subject to the UCP.

[ ] SPECIAL INSTRUCTIONS: Specify below. If additional space is needed, include additional sheets. These sheets form an integral part of this Application.

          If the sum of the following calculations (as calculated giving effect to Letter of Credit proposed by this Application) do not equal at least $30,000,000, the Borrower may not issue any Letters of Credit under the Credit Agreement, and this Application shall be null and void.

The aggregate Revolving Commitments of the Lenders
(or, if the most recently calculated Borrowing Base is lower than the aggregate Revolving Commitments, the Borrowing Base): $_________

minus the aggregate Revolving Exposures of the Lenders:             - $_________

plus the cash and cash equivalents owned by the Borrower:           + $_________

                                                                       _________

THE TERMS AND CONDITIONS SET FORTH IN THAT CERTAIN CONTINUING AGREEMENT FOR COMMERCIAL AND STANDBY LETTERS OF CREDIT DATED SEPTEMBER ____, 2000 HAVE BEEN READ AND ARE HEREBY ACCEPTED AND MADE APPLICABLE TO THIS APPLICATION AND THE CREDIT AND/OR THE UNDERSIGNED HEREBY AGREES TO ALL THE TERMS AND CONDITIONS SET FORTH ON THE REVERSE HEREOF, ALL OF WHICH HAVE BEEN READ AND UNDERSTOOD BY THE UNDERSIGNED

                                             _______________________________
                                             (Applicant)

                                             _______________________________
                                             (Address)

                                             _______________________________
                                             (Authorized Signature)   (Title)

                                             _______________________________
                                             (Date)

THE FOLLOWING IS TO BE EXECUTED IF THE CREDIT IS TO BE ISSUED FOR THE ACCOUNT OF A PERSON OTHER THAN THE PERSON SIGNING THE CONTINUING AGREEMENT:

AUTHORIZATION AND AGREEMENT OF ADDITIONAL PARTY NAMED AS ACCOUNT PARTY
To:  THE ISSUER OF THE CREDIT

We join in the above Application, naming us as Account Party, for the issuance of an irrevocable letter of credit and, in consideration thereof, we irrevocably agree (i) that the above Applicant has sole right to give instructions and make agreements with respect to this Application, the Continuing Agreement, each Credit, and the disposition of documents, and we have no right or claim against you, any of your affiliates or subsidiaries, or any correspondent in respect of any matter arising in connection with any of the foregoing, (ii) to pay when due any amount or amounts owing to you in respect of each Credit requested by the above Application or payments or acceptances thereunder on demand therefor and
(iii) to be bound by the Continuing Agreement as fully as if we had signed and were party to it. The Applicant is authorized to assign or transfer to you all or any part of any security held by the Applicant for our obligations arising in connection with this transaction and, upon any such assignment or transfer, you shall be vested with all powers and rights in respect of the security transferred or assigned to you and you may enforce your rights under the Continuing Agreement against us or our Property in accordance with the terms of the Continuing Agreement.


                                             __________________________________
                                             (ACCOUNT PARTY)


                                             __________________________________
                                             (ADDRESS)


                                             __________________________________
                                             (AUTHORIZED SIGNATURE)


                                             __________________________________
                                             (TITLE)

                                             __________________________________
                                             (DATE)